UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2005

National Atlantic Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	000-51127	223316586
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Paragon Way, Freehold, New Jersey		07728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	732-665-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to National Atlantic Holdings Corporation’s Nonstatutory Stock Option Plan and Amendment to Certain Stock Options Granted in 1995 to Extend the Exercise Period until December 31, 2005.

At the 2005 Annual Meeting of Shareholders of National Atlantic Holdings Corporation (the "Company"), held on September 19, 2005 (the "2005 Annual Meeting"), the Company’s shareholders approved the extension of the exercise period for certain stock options granted in 1995 under the Company’s Nonstatutory Stock Option Plan (the "Plan") and an amendment to the Plan to permit such extension. The proposal to extend the exercise period for such stock options and to amend the Plan to permit the extension of the exercise period for such stock options, was approved by the board of directors of the Company at its meeting, held on June 13, 2005, subject to shareholder approval. The amendment to the Plan permits the extension of the exercise period solely for the stock options granted on June 15, 1995 to Messrs. James V. Gorman, Chairman and Chief Executive Officer of the Company and of the Company’s subsidiary, Proformance Insurance Company ("Proformance"), Peter A. Cappello, Jr., Director of the Company and Chief Financial Officer of Proformance, and Steven V. Stallone, Director of the Company and Proformance, and does not affect other outstanding stock options granted under the Plan. The original stock option agreements for the outstanding stock options for Messrs. Gorman, Cappello and Stallone were amended to extend the exercise period until December 31, 2005.

The exercise period of stock options are to be extended for the following option holders: James V. Gorman’s option to purchase 47,300 shares at an exercise price per share of $1.21; Peter A. Cappello, Jr.’s option to purchase 12, 900 shares at an exercise price per share of $1.21; and Steven V. Stallone’s option to purchase 12,900 shares at an exercise price per share of $1.21.

The foregoing summary of the stock option agreements, dated June 15, 1995, between the Company and each of Messrs. Gorman, Cappello and Stallone is qualified in its entirety by reference to the full text of such agreements, the form of which is attached as Exhibit 10.1 and is incorporated by reference herein. In addition, the foregoing summary of the amendment to the form of stock option agreement to extend the exercise period for the options granted to Messrs. Gorman, Cappello and Stallone is qualified in its entirety by reference to the full text of such amendment, the form of which is attached as Exhibit 10.2 and is incorporated by reference herein.

A more detailed description of the Plan, as amended, can be found in the Company’s definitive proxy statement (the "Proxy Statement") for its 2005 Annual Meeting, which was filed with the Securities and Exchange Commission (the "SEC") on August 22, 2005, in the section of the Proxy Statement entitled "Proposal 3 – Amendment to the Company’s Nonstatutory Stock Option Plan" and is incorporated by reference herein. Additionally, a copy of the Plan, as amended, was filed as Appendix B to the Company’s Proxy Statement and is incorporated by reference herein.

Approval of the Grant of Stock Options to the Estate of the Company’s Former Vice Chairman and Former President of Proformance.

At the 2005 Annual Meeting of Shareholders, the Company’s shareholders also approved the grant of new nonqualified stock options to the estate of Mr. Frank Campion, the Company’s former Vice Chairman and President of Proformance, to replace stock options that were forfeited by the estate on April 25, 2005.

Mr. Campion died on January 25, 2005. Under the terms of the Plan and the applicable stock option agreements, if an optionee dies without having fully exercised any outstanding stock options, the right to exercise such stock options expires ninety days following the optionee’s death. Following his death, and in accordance with the terms of the Plan and the applicable stock option agreements, the expiration date of these stock options (none of which had previously been exercised) was accelerated to April 25, 2005. Since the estate of Mr. Campion did not exercise these stock options on or prior to April 25, 2005, the stock options were forfeited. On June 13, 2005, the Company’s board of directors approved, subject to shareholder approval, a grant of new nonqualified stock options to the estate of Mr. Campion, to preserve the value of Mr. Campion’s stock options that expired on April 25, 2005. These new stock options are not granted under the Plan, but instead are granted on a stand-alone basis under new Nonstatutory Stock Option Agreements (the "Nonstatutory Stock Option Agreements"), and are subject to the same terms and conditions, including the number of shares subject to each stock option and the exercise price of each stock option, as the forfeited stock options, except that the Nonstatutory Stock Option Agreements will expire on December 31, 2005.

The number of shares underlying the stock options and the exercise price per share of the stock options granted to Mr. Campion under the Nonstatutory Stock Option Agreements are as follows: 47,300 shares at an exercise price per share of $1.21; 47,300 shares at an exercise price per share of $1.29; 47,300 shares at an exercise price per share of $2.50; 34,400 shares at an exercise price per share of $2.62; 15,050 shares at an exercise price per share of $2.89; and 10,750 shares at an exercise price per share of $0.98.

The foregoing summary of the Nonstatutory Stock Option Agreements is qualified in its entirety by reference to the full text of the Nonstatutory Stock Option Agreements, the form of which is attached as Exhibit 10.4 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 Form of Employee Stock Option Agreement for the Company’s Nonstatutory Stock Option Plan.

Exhibit 10.2 Form of Amendment to Employee Stock Option Agreement for Certain Options Granted to Messrs. James V. Gorman, Peter A. Cappello, Jr. and Steven V. Stallone.

Exhibit 10.3 Nonstatutory Stock Option Plan, as amended (incorporated by reference to the Company’s Schedule 14A Proxy Statement, filed with the SEC on August 22, 2005).

Exhibit 10.4 Form of Nonstatutory Stock Option Agreement for Certain Stock Options Granted to the Estate of Mr. Frank Campion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation

September 23, 2005	By:	/s/ Frank J. Prudente

Name: Frank J. Prudente
Title: Executive Vice President - Corporate Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Employee Stock Option Agreement for the Company's Nonstatutory Stock Option Plan
10.2	Form of Amendment to Employee Stock Option Agreement for Certain Options Granted to Messrs. James V. Gorman, Peter A. Capello, Jr. and Steven V. Stallone.
10.4	Form of Nonstatutory Stock Option Agreement for Certain Stock Options Granted to the Estate of Mr. Frank Campion.